Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K/A
Current Report

Pursuant to Section 13 or 15(d) of the Securities and Exchange Commission

Date of Report (Date of earliest event reported): May 21, 2004.

AirRover Wi-Fi Corp.
(Exact name of registrant as specified in its charter)

Delaware	33-19961	01-0623010
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

5555 Hilton Avenue, Suite 207, Baton Rouge, Louisiana 70808
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (225) 923-1034

Form 8-K
AirRover Wi-Fi Corp.
Item 2.01. Completion of Acquisition or Disposition of Assets.

On May 21, 2004, pursuant to a plan and agreement of reorganization, we acquired all of the outstanding capital stock of AirRover Networks, Inc., a Maryland corporation (“ARN”), by issuing a total of 206,000 shares of our common stock to the shareholders of ARN. In determining the number of shares of our common stock to be issued to the shareholders of ARN, our board of directors did not employ any standard valuation formula or any other standard measure of value. Rather, the number shares issued to the shareholders of ARN was determined through arm’s-length negotiations.

ARN owns and operates 10 Wi-Fi (wireless fidelity) hotspots through which it provides wireless Internet access to its customers. We intend to use ARN as the hub for our anticipated operations in the Northeastern United States.

Following the consummation of the acquisition of ARN, we entered into Wi-Fi Hotspot Development Agreements with four of the former principals of ARN. Under these development agreements, these persons will pursue locations in the Northeastern United States in which we will establish Wi-Fi hotspots.

Item 9.01. Financial Statements and Exhibits.
(a)	Financial statements of business acquired.
The financial statements required by this Item 9.01(a) are attached to this Current Report on Form 8-K/A.
(b)	Pro forma financial information.
The pro forma financial information required by this Item 9.01(b) are attached to this Current Report on Form 8-K/A.
(c)	Exhibits.
Exhibit No.	Description
*	10.1	Plan and Agreement of Reorganization, dated May 13, 2004, between Registrant and the shareholders of AirRover Networks, Inc.
* Previously filed.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

Dated: September 9, 2004.	AIRROVER WI-FI CORP.

By:	/s/ DAVID LOFLIN
David Loflin President

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INDEX TO FINANCIAL STATEMENTS OF AIRROVER NETWORKS, INC.
Page
For the Three Months Ended March 31, 2004 and 2003 (unaudited)
Balance Sheet as of March 31, 2004 (unaudited)	F-2
Statements of Operations for the Three Months Ended March 31, 2004 and 2003 (unaudited)	F-3
Statements of Cash Flows for the Three Months Ended March 31, 2004 and 2003 (unaudited)	F-4
Notes to Financial Statements	F-5
For the Year Ended December 31, 2003, and the Period From Inception, November 15, 2002, Through December 31, 2002
Independent Auditors’ Report	F-6
Balance Sheet as of December 31, 2003	F-7
Consolidated Statement of Operations for the Year Ended December 31, 2003, and the Period from Inception, November 15, 2002, Through December 31, 2002	F-8
Statement of Stockholders' Equity for the Period from Inception, November 15, 2002, Through December 31, 2003	F-9
Statement of Cash Flows for the for the Year Ended December 31, 2003, and the Period from Inception, November 15, 2002, Through December 31, 2002	F-10
Notes to Financial Statements	F-11
Unaudited Pro Forma Condensed Consolidated Financial Statements
Statement Regarding Unaudited Pro Form Condensed Consolidated Financial Statements	F-13
Unaudited Pro Forma Condensed Consolidated Balance Sheet as at March 31, 2004	F-14
Unaudited Pro Forma Condensed Consolidated Statement of Operations For the Three Months Ended March 31, 2004	F-15
Unaudited Pro Forma Condensed Consolidated Statement of Operations For the Year Ended December 31, 2003	F-16
Notes to Unaudited Pro Form Condensed Consolidated Financial Statements	F-17

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AIRROVER NETWORKS, INC.
BALANCE SHEET
March 31, 2004 (unaudited)

ASSETS
Current Assets:
Cash	$1,307
Accounts receivable, net	1,038
Total current assets	2,345
Equipment, net	13,696
Total assets	$16,041

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$1,103
Notes payable, stockholders	15,000
Total current liabilities	16,103

Stockholders’ deficit:
Common stock, voting, $.025 par value, 6,000,000 shares authorized, 2,500,000 shares issued and outstanding	62,500
Common stock, non-voting, $.025 par value, 4,000,000 shares authorized, 69,500 shares issued and outstanding	1,738
Retained deficit	(64,300)
Total stockholders’ deficit	(62)
Total liabilities and stockholders’ deficit	$16,041

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AIRROVER NETWORKS, INC.
STATEMENTS OF OPERATIONS
For the Three Months Ended March 31, 2004, and 2003 (unaudited)

2004	2003
Revenues	$8,038	$0
Operating expenses	8,245	29,571
Net loss	(207)	(29,571)

Net loss per share:
Basic and diluted	$(.00)	$(.00)

Weighted average shares outstanding:
Basic and diluted	2,569,500	2,500,000

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AIRROVER NETWORKS, INC.
STATEMENT OF CASH FLOWS
For the Three Months Ended March 31, 2004, and 2003 (unaudited)

2004	2003
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(207)	$(29,571)
Adjustments to reconcile net loss to cash used in operating activities:
Depreciation	1,942	0
Changes in assets and liabilities:
Accounts receivable	455	0
Accounts payable	(2,608)	0
CASH FLOWS USED IN OPERATING ACTIVITIES	(418)	(29,571)

NET INCREASE (DECREASE) IN CASH	(418)	(29,571)
Cash, beginning of period	1,725	43,935
Cash, end of period	$1,307	$14,364

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AIRROVER NETWORKS, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited interim financial statements of AirRover Networks, Inc. (“AirRover”), have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission (“SEC”), and should be read in conjunction with the audited financial statements and notes thereto. In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the interim periods presented have been reflected herein. The results of operations for interim are not necessarily indicative of the results to be expected for the full year. Notes to the financial statements which would substantially duplicate the disclosure contained in the audited financial statements for 2003 have been omitted.

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INDEPENDENT AUDITORS’ REPORT

To the Board of Directors
AirRover Networks, Inc.

We have audited the accompanying balance sheet of Air Rover Networks, Inc. as of December 31, 2003, and the related statements of operations, stockholders’ equity, and cash flows for the year then ended and the period from inception, November 15, 2002 through December 31, 2002. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Air Rover Networks, Inc. as of December 31, 2003, and the results of its operations and its cash flows for the year then ended and the period from inception, November 15, 2002 through December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/ LOPEZ, BLEVINS, BORK & ASSOCIATES, LLP
Lopez, Blevins, Bork & Associates, LLP Houston, Texas

August 30, 2004

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AIRROVER NETWORKS, INC.
BALANCE SHEET
December 31, 2003

ASSETS
Current Assets:
Cash	$1,725
Accounts receivable, net	1,493
Total current assets	3,218
Equipment, net of accumulated depreciation of $9,902	15,638
Total assets	$18,856

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$3,711
Notes payable, stockholders	15,000
Total current liabilities	18,711

Stockholders’ equity:
Common stock, voting, $.025 par value, 6,000,000 shares authorized, 2,500,000 shares issued and outstanding	62,500
Common stock, non-voting, $.025 par value, 4,000,000 shares authorized, 69,500 shares issued and outstanding	1,738
Retained deficit	(64,093)
Total stockholders’ equity	145
Total liabilities and stockholders’ equity	$18,856

See accompanying summary of accounting policies and notes to financial statements.

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AIRROVER NETWORKS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2003, and the Period from Inception, November 15, 2002, through December 31, 2002

2003	2002
Revenues	$22,697	$0
Operating expenses	76,759	10,031
Net loss	(54,062)	(10,031)

Net loss per share:
Basic and diluted	$(.02)	$(.00)

Weighted average shares outstanding:
Basic and diluted	2,508,949	2,500,000

See accompanying summary of accounting policies and notes to financial statements.

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AIRROVER NETWORKS, INC.
STATEMENT OF STOCKHOLDERS’ EQUITY
Period from November 15, 2002 (Inception), through December 31, 2003

Common Stock
Shares	Amount	Accumulated Deficit	Total
Issuance of common stock to founders	2,500,000	$62,500	$0	$62,500
Net loss	0	0	(10,031)	(10,031)
Balance, December 31, 2002	2,500,000	$62,500	$(10,031)	$52,469
Stock issued for services	69,500	1,738	0	1,738
Net loss	0	0	(54,062)	(54,062)
Balance, December 31, 2003	2,569,500	$64,238	$(64,093)	$145

See accompanying summary of accounting policies and notes to financial statements.

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AIRROVER NETWORKS, INC.
STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2003, and the Period from Inception, November 15, 2002, through December 31, 2002

2003	2002
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(54,062)	$(10,031)
Adjustments to reconcile net loss to cash used in operating activities:
Depreciation	7,768	2,134
Stock issued for services	1,738	0
Changes in assets and liabilities:
Accounts receivable	(1,493)	0
Accounts payable	3,711	0
CASH FLOWS USED IN OPERATING ACTIVITIES	(42,338)	(7,897)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of equipment	(14,872)	(10,668)

CASH FLOWS FROM FINANCING ACTIVITIES:
Sale of common stock to founders	0	62,500
Notes payable, stockholders	15,000	0
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES	15,000	62,500

NET INCREASE (DECREASE) IN CASH	(42,210)	43,935
Cash, beginning of period	43,935	0
Cash, end of period	$1,725	$43,935

See accompanying summary of accounting policies and notes to financial statements.

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AIRROVER NETWORKS, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - BASIS OF PRESENTATION
Nature of Company
Air Rover Networks, Inc. (“Air Rover”), was incorporated in the state of Maryland in November 2002.

Air Rover is a wireless internet provider allowing high speed wireless access to the Internet at public locations in Maryland. Air Rover is also engaged in the resale of wireless networking and computer equipment.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the balance sheet. Actual results could differ from those estimates.

Cash and Cash Equivalents
Cash and cash equivalents include cash and all highly liquid financial instruments with purchased maturities of three months or less.
Equipment
Equipment consists of computer and wireless equipment stated at cost. Depreciation is computed using the straight-line method over the estimated economic lives of three years.
Long-lived Assets

Air Rover reviews for the impairment of long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. An impairment loss would be recognized when estimated future cash flows expected to result from the use of the asset and its eventual disposition are less than its carrying amount. Air Rover has not identified any such impairment losses.

Income Taxes

Air Rover has received approval from the Internal Revenue Service to be treated as an S Corporation in accordance with Internal Revenue Code section 1362. Accordingly, Air Rover’s income is taxed directly to the stockholders, and no provision for federal income taxes is recorded by Air Rover.

Comprehensive Income (Loss)

Comprehensive income (loss) is defined as all changes in shareholders’ equity, exclusive of transactions with owners, such as capital instruments. Comprehensive income (loss) includes net income or loss, changes in certain assets and liabilities that are reported directly in equity such as translation adjustments on investments in foreign subsidiaries, changes in market value of certain investments in securities and certain changes in minimum pension liabilities. The Company’s comprehensive loss was equal to its net loss for the periods ended December 31, 2003.

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Basic Loss Per Share
Air Rover is required to provide basic and dilutive earnings (loss) per common share information.
The basic net loss per common share is computed by dividing the net loss applicable to common stockholders by the weighted average number of common shares outstanding.

Diluted net loss per common share is computed by dividing the net loss applicable to common stockholders, adjusted on an "as if converted" basis, by the weighted average number of common shares outstanding plus potential dilutive securities. For 2003, potential dilutive securities had an anti-dilutive effect and were not included in the calculation of diluted net loss per common share.

Basic loss per share has been calculated based on the weighted average number of shares of common stock outstanding during the period.
Recent Accounting Pronouncements
Air Rover does not expect the adoption of recently issued accounting pronouncements to have a significant impact on its results of operations, financial position or cash flow.

NOTE 2 - NOTES PAYABLE STOCKHOLDERS
Air Rover has a $15,000 in unsecured notes payable to the two founding stockholders payable in monthly payments of $440 including interest at 3.5% maturing in January of 2007.

NOTE 3 - CAPITAL STOCK

On May 13, 2003, Air Rover amended and restated its certificate of incorporation to increase the number of authorized shares of stock to 10,000,000 (up from 5,000,000) par value $.025 (down from $.05). Air Rover is authorized to issue 6,000,000 (up from 3,000,000) shares of voting common and 4,000,000 (up from 2,000,000) shares of non-voting common stock. At the same time, Air Rover issued a two for one stock split to reflect the amendments to the articles of incorporation for the par value. All per share information in the accompanying financial statements has been adjusted to reflect the stock split.

During 2003, Air Rover issued 69,500 shares of non-voting common stock to employees and some third party professionals. Air Rover recorded the issuance at the par value of the stock, as there is no quoted market price and the stock is non-voting and thus has no established market value.

NOTE 4 - SUBSEQUENT EVENT

On May 21, 2004, the stockholders’ of Air Rover sold 100% of the outstanding common stock to Air-Q Wi-Fi Corporation (Air-Q), a U.S. public company. The stockholders of Air Rover received 206,000 shares of Air-Q common stock.

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UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements give effect to Ai-Q Wi-Fi Corporation’s (“Air-Q”) acquisition of Air Rover Networks, Inc.(“AirRover”). The acquisition is being accounted for as a purchase business combination as defined by Statement of Financial Accounting Standard No. 141. In accordance with Article 11 of Regulation S-X under the Securities Act, an unaudited pro forma consolidated balance sheet as of March 31, 2004 and unaudited pro forma consolidated statement of operations for the three months ended March 31, 2004 and year ended December 31, 2003 have been prepared to reflect the acquisition of AirRover.

The pro forma adjustments included in the following unaudited condensed consolidated pro forma financial statements represent a preliminary determination of the purchase price allocation based on available information, and there can be no assurance that the actual adjustments will not differ significantly from such pro forma adjustments.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements of Air-Q, together with the related notes thereto.

The pro forma financial data is intended for informational purposes only and is not necessarily indicative of the results that would have occurred if the acquisition had been consummated as of January 1, 2003 or of the results that may occur in the future.

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UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
March 31, 2004 (unaudited)

Pro Forma
Air-Q	AirRover	Adjustments	Pro Forma
ASSETS
Current assets:
Cash	$455,035	$1,307	$456,342
Accounts receivable, trade	0	1,038	1,038
Total current assets	455,035	2,345	457,380
Intangibles	0	0	366,162	(2)	366,162
Property and equipment, net	23,869	13,696	37,565
$478,904	$16,041	$861,107

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$4,600	$1,103	$5,703
Notes payable	54,988	15,000	(15,000)	(2)	54,988
Total current assets	59,588	16,103	60,691
Stockholders’ equity (deficit)	419,316	(62)	381,162	(2)	800,416
$478,904	$16,041	$861,107

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AIR-Q WI-FI CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2004

Pro Forma
Air-Q	AirRover	Adjustments	Pro Forma
Revenues	$218	$8,038	$8,256
Operating expenses	766,265	8,245	774,510
Net income (loss)	(766,047)	(207)	(766,254)
Deemed dividend	(165,442)	0	(165,442)
Net loss available to common stockholders	$(931,489)	$(207)	$(931,696)

Net loss per share:
Basic and diluted	$(.05)	$(.05)

Weighted average shares outstanding:
Basic and diluted	20,394,292	206,000	(3)	20,600,292

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AIR-Q WI-FI CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2003

Pro Forma
Air-Q	AirRover	Adjustments	Pro Forma
Revenues	$0	$22,697	$22,697
Operating expenses	2,409,431	76,759	2,486,190
Net loss	$(2,409,431)	$(54,062)	$(2,463,493)

Net loss per share:
Basic and diluted	$(.15)	$(.15)

Weighted average shares outstanding:
Basic and diluted	15,696,386	206,000	(3)	15,902,386

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NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - BASIS OF PRESENTATION

The pro forma balance sheet was prepared by consolidating the historical unaudited balance sheet data as of March 31, 2004. The pro forma statement of operations for the three months ended March 31, 2004 has been prepared using the historical unaudited statement of operations for the three months ended March 31, 2004 assuming the merger had occurred on January 1, 2003. The pro forma statement of operations for the year ended December 31, 2003 has been prepared using the historical audited statement of operations for the year ended December 31, 2003 assuming the merger had occurred on January 1, 2003.

NOTE 2 - PRO FORMA ADJUSTMENTS AND ASSUMPTIONS
(1)	The purchase consideration consists of $381,100 of Air-Q common stock valued using 206,000 shares of common stock at $1.85 per share.
(2)

The following represents the preliminary allocation of the purchase price over the historical net book values of the acquired assets and assumed liabilities of AirRover at March 31, 2004, and is for illustrative purposes only. Actual fair values will be based on financial information as of the acquisition date. Assuming the acquisition occurred on March 31, 2004, the preliminary allocation would have been as follows:

Tangible assets acquired at fair value	$16,041
Cost in excess of net tangible assets	366,162
Liabilities assumed	(1,103)
Total purchase price	$381,100
(3)

The pro forma basic and diluted loss per common share is computed by dividing the net loss by the weighted average number of common shares outstanding, reflecting an additional 206,000 shares of Air-Q common stock issued in connection with the acquisition, which are assumed to be outstanding for the periods presented.